Rule 497 (e)

033-61122, 033-02460, 033-74092, 333-40309, 333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED JANUARY 3, 2012

TO PROSPECTUS DATED MAY 1, 2011

The Prospectus dated May 1, 2011 is hereby amended to state:

The Rydex VT U.S. Money Market Portfolio is closed to new money.

Effective February 3, 2012, the following funds will be available in Jefferson National Life Annuity Account G:

BlackRock High Yield Class III

BlackRock U.S. Government Bond Class III

PIMCO VIT Unconstrained Bond Administrative Class

Appendix A in Account G is hereby amended to include the following Investment Portfolio summaries:

Fund Name	Objective	Early Cut Off *	Hold Period **
BlackRock High Yield Class III	Seeks to provide a high a level of current income; capital appreciation is secondary.		30
BlackRock U.S. Government Bond Class III	Seeks to maximize total return, consistent with income generation and prudent investment management		30
PIMCO VIT Unconstrained Bond (Admin. Class) Class III	Seeks maximum long-term return, consistent with preservation of capital and prudent investment management.		7

**Pursuant to our frequent trading policy outlined on page 16 of this prospectus, we block trades that are the second transaction in a purchase and sale involving the same investment portfolio in less than seven (7) days (or whatever greater time period is required by the investment portfolio)

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-01-03-2012